EXHIBIT 10.59
FIRST AMENDMENT TO THE
COLUMBIA STATE BANK
ENDORSEMENT METHOD SPLIT DOLLAR AGREEMENT
(By and Between Columbia State Bank and Christopher Merrywell)
This First Amendment to the Columbia State Bank Endorsement Method Split Dollar Agreement (hereinafter "Amendment") is made and entered into effective as of Nov. 23rd, 2020, by and between Columbia State Bank ("Bank"), and Christopher Merrywell ("Insured"). This Amendment hereby amends the January 15, 2013 Columbia State Bank Endorsement Method Split Dollar Agreement by and between the parties ("Original Agreement"), as follows:
The following life insurance policies shall be added to the identified policies appearing on page 1 of the Original Agreement under the heading of "Insurer/Policy" and shall be incorporated into and subject to the terms of the Original Agreement:
Great-West Life & Annuity Insurance Company Policy #85299542 The Penn Mutual Life Insurance Company Policy #2840084
Whereas the Original Agreement and this Amendment reference specific life insurance Policy(ies) and such Policy(ies) are subject to exchange for new policies insuring Insured ("Replacement Policy[ies]"), the parties agree that any Replacement Policy(ies) will be accorded the same treatment under the Original Agreement (and any amendment thereto) as the existing Policy(ies) and shall in all respects replace the Policy(ies) for which it was exchanged. Furthermore, Insured agrees to cooperate with Bank in all exchanges by providing and promptly returning signatures as requested by Bank, Named Fiduciary or Plan Administrator.
To the extent that any paragraph, term, or provision of the Original Agreement is not specifically amended herein, or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said Original Agreement.
IN WITNESS WHEREOF, the Insured and a duly authorized Bank officer have signed this Amendment as of the written date.

COLUMBIA STATE BANK		INSURED

By:	/s/ DAVE LAWSON	By:	/s/ CHRIS MERRYWELL
	Dave Lawson		Insured
EVP/Chief Human Resources Officer

Date:	11/23/2020	Date:	11/23/2020

Merrywell20201111